SETTLEMENT AND RELEASE AGREEMENT

        This Settlement and Release Agreement (the “Release”) is made between by and between GOLDEN EAGLE INTERNATIONAL, INC., a Colorado corporation (“GEII”), and GENE C. GEIGER, an individual (“Geiger”). GEII and Geiger are collectively referred to as the “Parties” and individually as a “Party.”

RECITALS

    A.        On December 5, 2003, Geiger filed an action stating claims against GEII in the District Court for the City and County of Denver, Colorado (the “Litigation”);

    B.        GEII on the one hand, and Geiger on the other hand, desire to compromise and settle all claims and controversies existing between and among them including, but not limited to, those relating to the subject matter of the claims raised by Geiger in the Litigation;

    C.        The purpose of this Release is to compromise and settle all such claims and controversies, such settlement to involve the releases, agreements and covenants herein contained which are deemed by the Parties to be fair and reasonable under the circumstances, giving due regard to their differing positions and the potential uncertainties of litigation;

    D.        By agreeing to the compromise and settlement herein contained and in the Stock Purchase Agreement between the Parties, none of the Parties admits, and on the contrary, each expressly denies any and all claims and liability to the other Party or Parties of any kind or nature whatsoever, whether under any agreement, written or oral, any federal or state statute, common law or otherwise; and

        NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration including (without limitation) the Stock Purchase Agreement between the Parties, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

    1.        RELEASE BY GEII. GEII, for itself and its present and former shareholders, directors, partners, officers, employees, accountants, advisors, agents, attorneys, administrators, parents, subsidiaries, subcontractors, affiliates, heirs, legatees, predecessors, successors and assigns (all of the foregoing collectively, the “GEII Releasors”), in consideration of the mutual releases and covenants not to sue contained herein and other good and sufficient consideration, hereby unconditionally and irrevocably release and discharge Geiger and each of his partners, employees, accountants, advisors, agents, attorneys, administrators, affiliates, heirs, legatees, successors and assigns (all of the foregoing collectively, the “Geiger Releasees”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, whether known or unknown, absolute or contingent which the GEII Releasors ever had, now have or may have against any of them for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to and including the Effective Date (as defined in Section 4 herein), except as set forth in Section 3.

    2.        RELEASE BY GEIGER. Geiger, for himself and his partners, employees, accountants, advisors, agents, attorneys, administrators, parents, subsidiaries, affiliates, heirs, legatees, successors and assigns (all of the foregoing collectively, the “Geiger Releasors”), in consideration of the mutual releases and covenants not to sue contained herein and other good and sufficient consideration, hereby unconditionally and irrevocably release and discharge GEII and each of its present and former shareholders, directors, partners, officers, employees, accountants, advisors, agents, attorneys, administrators, parents, subsidiaries, subcontractors, affiliates, legatees, predecessors, successors and assigns (all of the foregoing collectively, the “GEII Releasees”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, whether known or unknown, absolute or contingent which the Geiger Releasors ever had, now have or may have against any of them for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to and including the Effective Date, except as set forth in Section 3.

    3.        ENFORCEMENT OF RELEASE AND ANCILLARY AGREEMENTS. Nothing herein shall be construed to prevent any Party from enforcing, by legal action or otherwise, the terms of this Release or the Stock Purchase Agreement.

    4.        EFFECTIVE DATE. This Release shall not become effective unless and until it has been approved by the Court, and it shall become effective upon such approval.

    5.        REPRESENTATIONS AND WARRANTIES.

        5.1 No Conveyance of Claims. Each Party represents and warrants that he or it has not assigned, transferred, sold, conveyed or otherwise disposed of any of the claims released herein.

        5.2 Full Power and Authority. Each Party represents and warrants that he or it has the full power and authority to grant the releases contemplated herein. Each person executing this Release on behalf of any Party represents and warrants that he or it has the authority to execute this Release on behalf of the Party for which he or it has signed.

    6.        COVENANTS UNDER THE AGREEMENT.

        6.1 Covenant Not To Sue by GEII. Without limiting the generality of the foregoing provisions, and except with respect to the provisions of Section 3 hereof, the GEII Releasors agree not to initiate or maintain any claim, suit or cause of action, of any kind whatsoever, in or by way of any legal proceedings or otherwise, against any of the Geiger Releasees, or any of their present or partners, employees, accountants, advisors, agents, attorneys, administrators, subcontractors, affiliates, heirs, legatees, predecessors, successors or assigns based on any obligation or liability arising directly or indirectly out of, or relating in any way to the subject matter of the Litigation or any actions taken by the Geiger Releasees in connection therewith.

        6.2 Covenant Not To Sue by the Geiger Releasors. Without limiting the generality of the foregoing provisions, and except with respect to the provisions of Section 3 hereof, the Geiger Releasors agree not to initiate or maintain any claim, suit or cause of action, of any kind whatsoever, in or by way of any legal proceedings or otherwise, against any of the GEII Releasees, or any of their present or former shareholders, directors, partners, managing directors, officers, employees, accountants, advisors, agents, attorneys, administrators, parents, subsidiaries, subcontractors, affiliates, heirs, legatees, predecessors, successors or assigns based on any obligation or liability arising directly or indirectly out of, or relating in any way to the subject matter of the Litigation or any actions taken by the GEII Releasees in connection therewith.

        6.3 Dismissal by the Parties. The Parties will dismiss all claims against all parties to the Litigation with prejudice within ten (10) days of the Effective Date of this Release.

    7.        GENERAL.

        7.1 Defense. This Release may be pled as a full and complete defense, counterclaim or cross-claim to, and may be used as a basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted or attempted in breach of this Release. In the event of any action by any Party hereto to enforce this Release the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs.

        7.2 No Admission of Liability. In entering into this Release, the Parties do not admit to any fault or liability. Neither this Release nor any action taken to carry out this Release may be construed as, nor may be used as, an admission by or against any Party of any fault, wrongdoing or liability whatsoever.

        7.3 No Other Promises. Each Party represents that no other promise or inducement has been offered or given in consideration of this Release and that this Release is executed without reliance upon any statement or representation by any Party other than as set forth herein.

        7.4 Different Facts. Each Party fully understands that if the facts with respect to which this Release has been executed are found hereafter to be different from the facts which a Party believed to be true, that Party expressly accepts and assumes such risk and agrees that this Release will be and will remain in effect notwithstanding such difference in facts.

        7.5 Representation by Counsel. Each Party acknowledges and agrees that he or it has had the opportunity to consult counsel regarding the terms and conditions of this Release, and has had the opportunity to contribute to its drafting. Accordingly, any rule construing any ambiguities against the drafter does not apply and is expressly waived by the Parties.

        7.6 Costs. Each Party shall bear his or its own attorneys’ fees, costs and expenses with respect to the preparation, negotiation and execution of this Release and with respect to the dismissal of the Litigation.

        7.7 Non-Disclosure. The Parties agree that this Release shall remain confidential between and among the Parties except as required to be disclosed under applicable law, governmental regulation or pursuant to judicial order or decree. If any inquiry is made of the Parties concerning this Release, the Parties may only disclose that the disputes between and among them have been resolved to the Parties’ mutual satisfaction.

        7.8 Governing Law. This Release shall be deemed to be made under, and shall be construed in accordance with the laws of the State of Colorado, without giving effect to any state or federal principles of conflicts of law.

        7.9 Successors and Assigns. This Release shall be binding upon and inure to the benefit of the successors, assigns, heirs and legatees of the Parties.

        7.10 Counterparts. This Release may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        7.11 Severability. If any term of this Release is found to be invalid under any applicable statute or rule of law, such term will be interpreted so as to best accomplish the objectives of such unenforceable provision within the limits of applicable law or applicable court decisions, and the remainder of this Release will continue in full force and effect.

        7.12 Waiver. The failure of any Party to require performance by any other Party of any provision hereof shall not affect the full right to require such performance at any time thereafter, unless the waiver is in writing and specifies that it is a permanent waiver. The waiver by any Party of a breach hereof shall not be taken or held to be a waiver of the provision itself.

        7.13 Entire Agreement; Amendment. This Release constitutes the sole and complete agreement between the Parties with respect to the subject matter hereof. This Release supersedes any prior or contemporaneous oral or written agreements between the Parties with respect to the subject matter herein. This Release may only be changed by a written amendment executed by duly authorized representatives of the Parties or their successors-in-interest.

        7.14 Recitals. The Parties expressly acknowledge the truthfulness of the recitals set forth above and such recitals are incorporated herein by this reference.

        7.15 Notices. All written notices required by this Release must be delivered to the addresses of the party set forth on the signature page hereto (or to such other address as may be specified by a Party) by a means evidenced by a delivery receipt and will be effective upon receipt.

         IN WITNESS WHEREOF, the Parties have, by their proper officers or representatives thereunder duly authorized, caused this Release to be executed as of the date and year hereinafter written.

   GOLDEN EAGLE INTERNATIONAL, INC.

January 5, 2005 By: /s/ Terry C. Turner —————————————— TERRY C. TURNER, PRESIDENT 12401 South 450 East Building D1, Salt Lake City, UT 84020

   GENE C. GEIGER

January 5, 2005 By: /s/ Gene C. Geiger —————————————— Gene C. Geiger 10327 Woodhaven Ridge Road, Parker, CO 80138